Exhibit 10.4
SPECIAL WARRANTY DEED

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
GERA ABRAMS CENTRE LLC, a Delaware limited liability company (“Grantor”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, has Granted, Sold, and Conveyed, and by these presents does Grant, Sell, and Convey, unto TSLF Abrams, LLC, a Delaware limited liability company, having an address of 200 State Street Boston, Massachusetts 02109, (a) all that certain real property situated in the County of Dallas, State of Texas, and more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, (b) together with all buildings and improvements now or hereafter situated thereon, and the lessor’s or landlord’s interest in all space leases or occupancy agreements covering all or any portion thereof and the buildings and improvements situated thereon, and (c) together with all of the right, title and interest in and to the easements in anywise appertaining or belonging thereto (collectively, the “Property”).
This Special Warranty Deed is made and accepted expressly subject to the matters set forth in Exhibit B attached hereto and made a part hereof for all purposes.
TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances belonging in any way to the Property, unto the said Grantee, its successors and assigns forever, and Grantor binds itself and its successors and assigns to warrant and forever defend all and singular the Property to Grantee, its successors and assigns, against every person lawfully claiming or to claim all or any part of the Property, by, through, or under Grantor, but not otherwise.
IN WITNESS WHEREOF, Grantor has executed this Special Warranty Deed December  _____, 2009 to be effective as of _______  _____, 2010.

GRANTOR: GERA ABRAMS CENTRE LLC, a Delaware limited liability company
By:
Name:
Title:

STATE OF	§

§
COUNTY OF	§

This instrument was acknowledged before me on  _____, 20____, by                                         ,                                          of                                         , a                     ,                                          on behalf of said                     .

Notary Public, State of

Printed name of notary

My Commission Expires:

EXHIBIT A
LEGAL DESCRIPTION OF THE REAL PROPERTY
BEING an 8.2408 acre tract of land situated in the J.D. Hamilton Survey, Abstract No. 647, Dallas County, Texas, further being all of Lot 1, Block 8413, Abrams, Centre Addition, an addition to the City of Dallas according to the plat thereof recorded in Volume 82250, Page 4794, Deed Records, Dallas County, Texas, and part of Lot 2C, Block A/8413, Second Revision of Hyde Addition, an addition to the City of Dallas according to the plat thereof recorded in Volume 80197, Page 2968, Deed Records, Dallas County, Texas, also being all of that certain tract conveyed to AGF Abrams Exchange, Ltd. by Special Warranty Deed recorded in Volume 98009, Page 01951, Deed Records, Dallas County, Texas, said 8.2408 acre tract being more particularly described as follows:
BEGINNING at an axle found for corner in the southwest line of I.H. 635 (LBJ Frwy), at the southeast corner of Lot 2D of said Hyde Addition common with the northeast corner of said Lot 1, Abrams Centre Addition;
THENCE S49°03’44”E along the said southwest line I.H. 635, a distance of 610.41 feet to a 5/8” iron rod found for corner;
THENCE S49°48’46”E continuing along the said southwest line I.H. 635, a distance of 134.84 feet to a 5/8” iron rod found for corner at the northeast corner of Lot 1A, Block 8412, Days Inn of America 2 addition recorded in Volume 95174, Page 4104, Deed of Records, Dallas County, Texas;
THENCE N89°44’51”W departing the said southeast line I.H. 635 and along the north line of said Lot 1A, Days Inn of America 2 addition, at 463.39 feet passing a 1” iron pipe found at the northeast corner of said Lot1A, Days Inn of America 2 addition, also the northeast corner of Lot 2, Block 8412, Forest Lane Apartments Addition recorded in Volume 71008, Page 1443, Deed Records, Dallas County, Texas, and continuing, along the north line of said Forest Lane Apartments Addition in all, a total distance of 1024.22 feet to a 5/8” iron rod set for corner in the north line of a City of Dallas tract in Block 8411, at the southeast corner of a State of Texas tract in Block 1/8414;
THENCE N00°12’08”W along east line of said State of Texas tract, at 366.86 feet passing a capped iron rod found at the north end of the east terminus line of a 15’ Alley, at the southeast corner of Lot 1A, Block 1/8414, Hallmark Industrial Park addition, recorded in Volume 93229, Page 6540, Deed Records, Dallas County, Texas, and continuing, along the east line of said Hallmark Industrial Park addition, in all, a total distance of 482.47 feet to a 5/8” iron rod found for corner in the west line of the aforementioned Lot 2C, Block A/8413;
THENCE EAST departing the east line of said Hallmark Industrial Park addition, crossing said Lot 2C then along the south line of Lot 2D, Block A/8413 of the aforementioned Second Revision of Hyde Addition, a distance of 461.78 feet to the POINT OF BEGINNING and containing 358,969 square feet or 8.2408 acres of land, more or less.

EXHIBIT B
PERMITTED ENCUMBRANCES
Easement executed by Leo Galletta, et al to the City of Dallas, dated 6/1/1967, filed 7/13/1967, recorded in Volume 67136, Page 661 of the Real Property Records, Dallas County, Texas, as shown on plat recorded in Volume 82250, Page 4794, Map Records, Dallas, County, Texas.
Easement executed by Leo John Galletta, Jr., et al, to Dallas Power & Light Company and Southwestern Bell Telephone Company dated 6/25/1969, filed 7/181969, recorded in Volume 69140, Page 940 of the Real Property Records, Dallas County, Texas, as shown on plat recorded in Volume 82250, Page 4794, Map Records, Dallas County, Texas.
Easement executed by Leo Galletta, et al to Lone Star Gas Company, dated 7/21/1970, filed 8/17/1970, recorded in Volume 70159, Page 1424 of the Real Property Records, Dallas County, Texas, as shown on plat recorded in Volume 82250, Page 4794, Map Records, Dallas County, Texas.
Easement executed by The Abrams Joint Venture to Dallas Power & Light Company and Southwestern Bell Telephone Company, dated 3/30/1982, filed 4/28/1982, recorded in Volume 82084, Page 1843 of the Real Property Records, Dallas County, Texas.
Easement executed by The Abrams Joint Venture to Dallas Power & Light Company and Southwestern Bell Telephone Company, dated 2/11/1983, filed 3/16/1983, recorded in Volume 83054, Page 3251 of the Real Property Records, Dallas County, Texas.
Easement executed by Richard S. Scott to Southwestern Bell Telephone Company, dated 3/13/1986, filed 4/10/1986 recorded in Volume 86071, Page 144 of the Real Property Records, Dallas County, Texas.
The following easements as shown on plat recorded in Volume 80197, Page 2968, Map Records, Dallas County, Texas: Existing thirty foot water and sanitary sewer easement along the West property line; Fifteen foot ingress & egress easement over the East property line.
The following easements as shown on plat recorded in Volume 82250, Page 4794, Map Records, Dallas County, Texas: Thirty foot by fifteen foot water main easement along the Northeast property line; Ten foot water line easement along the South property line; Southwestern Bell Telephone underground cable easement along the South property line.
Rights of tenants, and assigns, as tenants only, under currently effective lease agreements.
Terms, conditions, provisions and stipulations of Lease Agreement, as evidenced by Memorandum of Lease by and between Abrams Office Center, Ltd., a Texas limited partnership as Lessor and Abraham Azoulay as Lessee, dated 9/21/2004, filed 9/24/2004, recorded in Volume 2004185, Page 6730, Real Property Records, Dallas County, Texas.
Deed of Trust dated 6/15/2007, filed 6/19/2007, recorded in Clerk’s File No. 20070219141, Real Property Records, Dallas County, Texas, executed by Gera Abrams Centre LLC, a Delaware limited liability company, securing the payment of one note in the maximum principal amount of $42,500,000.00, bearing interest and payable as therein provided to the order of Wachovia Bank, National Association. Said lien being additionally secured by Assignment of Leases and/or Rents recorded in Clerk’s File No. 20070219142, Real Property Records, Dallas County, Texas. Said Note and Deed of Trust being modified and/or extended by instrument recorded in Clerk’s File No. 20070286321, Real Property Records, Dallas County, Texas. Said lien having been assigned to Tremont Net Funding II, LLC, by instruments filed 1/7/2008, recorded in Clerk’s File No. 20080005729 and in Clerk’s File No. 20080005730, Real Property Records, Dallas County, Texas.